YEAR 2000 ISSUES (UNAUDITED)

  The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund' s other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

DREYFUS VARIABLE INVESTMENT FUND, CAPITAL APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

We are pleased to provide you with this annual report for the Dreyfus Variable Investment Fund -- Capital Appreciation Portfolio for the 12-month period ended December 31, 1998. Over this period, the Portfolio produced a total return of 30.22% ,* which compares with a total return of 28.60% for the Standard & Poor's 500 Composite Stock Price Index ("S&P 500").**

  While  we  are  happy  to  report  these  results,  we'd also like to take the opportunity to review our investment philosophy which guides our selection process and the resulting composition of the portfolio. Succinctly stated, our philosophy is guided by one basic principal: earnings growth is the ultimate driver of stock price appreciation over the long term. We believe that large, globally dominant and diverse companies are best positioned to grow earnings in a consistent and predictable manner over time. By taking a long-term outlook, we assess a company' s earnings growth prospects over a period of several years, looking for businesses with sustainable competitive advantages in growing industries that can perform in a variety of economic backdrops. Once we find a company that meets these criteria, generally we will continue to hold it as long as the industry outlook is strong and company fundamentals are sound. As a result of our in-depth analysis and long-term outlook, changes to the Portfolio within a year tend to be few and the turnover low. Our goal is to create a well-diversified portfolio of companies that exhibits sustainable earnings growth potential, possesses financial quality and an established growth record,
and    offers    a    reasonable    valuation.

  Characteristics of companies in the Portfolio include a dominant industry position, the possession of strong brand names and/or proprietary technologies, and the ability to take strong domestic franchises into new geographic markets. We believe all of these characteristics can be contributors to the production of consistent and profitable earnings growth. The opportunity to expand geographically can provide an excellent source of potential earnings growth as companies roll out their products and develop their businesses in new markets. While predominantly U.S.-based, these companies have global businesses, but the majority of profits are derived from the U.S., Japan and western Europe; generally, exposure to emerging markets is small, but can provide opportunities
for    future    growth    over    the    long    term.

The implementation of the above-described equity strategy has led us currently to concentrate the portfolio in the consumer staples, health care and financial sectors. The consumer staples sector has primarily benefited from geographic expansion, as companies such as Coca-Cola, Gillette, Procter & Gamble and Philip Morris Cos. have introduced their branded, low-cost products to an emerging middle class around the world. With aging populations, increasing use of prescription drugs, and strong new drug pipelines, we believe the health care sector has excellent potential for earnings growth over the next five to ten years. Last, we believe that the financial sector has solid earnings growth potential going forward as consolidation and globalization of the industry
continues,    prompted    by    deregulation.

MARKET OVERVIEW AND OUTLOOK

  In spite of 1998' s global financial turmoil, positive fundamentals in the United States economy trumped the forces of recession and deflation from overseas. We continue to expect moderate economic growth coupled with very low inflation for the next several years. We believe that any profit growth at corporations will be achieved primarily through volume growth, new product development and productivity improvement, not price increases. Although the risk of financial shocks has diminished, it has not disappeared, and we want to own what we believe are companies that can survive and perhaps take advantage of periods of financial stress. Our investment strategy in this environment has been to stay rigorously focused on quality, geographically diversified global corporations, with dominant market share in their home markets and prospects for growth in the developing economies.

  We believe that liquidity trends have remained favorable, as individual investors continued to shift assets from shorter term instruments to equities. One of the significant lessons of the third quarter correction was the generally steady behavior of individual and mutual fund investors in the face of bleak and alarming headlines. We suspect that liquidity is still substantial among individual investors, and that corrections will tend to be viewed as opportunities to commit to longer term assets such as equities. As a result, we currently intend to maintain a fully invested posture in the Capital Appreciation Portfolio.

PERFORMANCE ANALYSIS

  As already noted, the Portfolio not only achieved a total return of 30.22%, but also outperformed the S& P 500 in 1998. During the year, the Portfolio's overweight position in the health care sector, specifically pharmaceutical companies, had the most positive impact on the Portfolio's absolute and relative performance, led by Pfizer and Merck & Co. The attractive fundamentals of the pharmaceutical sector, combined with several successful new drug introductions and a lack of meaningful profit exposure to emerging markets, all worked to make the health care sector one of the top performing in the index. While the consumer staples and financial services sectors were positive contributors to performance, our overweight positions in both of these sectors diminished the Portfolio's relative performance as both underperformed the S&P 500. Many of our global growth companies, such as Coca-Cola and Gillette, were adversely affected by the currency devaluations and economic turmoil that arose in southeast Asia and Russia in the third quarter. While these dislocations have hurt their earnings outlook over the near term, we believe these companies have used the crisis in an effort to strengthen their businesses and better position themselves to ultimately gain market share when economic growth resumes. The financial sector was also negatively affected by the global financial turmoil; however we expect a resumption of potentially normalized earnings growth in 1999. We have avoided a large presence in the technology sector due to the rapidly changing nature of technological products and the associated difficulty of identifying predictable earnings growth. Because technology was the top performing sector in the S&P 500 in 1998, the Portfolio's relative performance was penalized by our underweight position. However, the technology holdings we do own, such as Microsoft, Intel and Cisco Systems -- all possessing industry leader status, strong brand names, proven track records and sustained periods of profitability -- were positive contributors to the Portfolio's performance.

We appreciate your investment in the Dreyfus Variable Investment Fund--Capital Appreciation Portfolio.

               Sincerely,



               Fayez Sarofim

                  Portfolio    Manager

January 11, 1999

New York, N.Y.

*Total return includes reinvestment of dividends and any capital gains paid. The Portfolio's performance does not reflect the deduction of additional charges imposed in connection with investing in variable insurance contracts, which will reduce returns.

**SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of
U.S.    stock    market    performance.


DREYFUS VARIABLE INVESTMENT FUND, CAPITAL APPRECIATION PORTFOLIO  DECEMBER 31,
1998
-----------------------------------------------------------------------------

    COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS VARIABLE INVESTMENT FUND, CAPITAL APPRECIATION PORTFOLIO AND THE STANDARD AND POOR'S 500
                          COMPOSITE STOCK PRICE INDEX

                                    Dollars

$30,980

Standard & Poor's 500 Composite Stock Price Index*

$30,743

Dreyfus Variable Investment Fund, Capital Appreciation Portfolio

*Source: Lipper Analytical Services Inc.

Average Annual Total Returns
-----------------------------------------------------------------------------

                      One Year Ended                   Five Years Ended              From Inception (4/5/93)

                     December 31, 1998                 December 31, 1998              to December 31, 1998

                   ____________________             ____________________          __________________________
                           30.22%                           23.56%                           21.61%
------------------------

Past performance is not predictive of future performance.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS WHICH WILL REDUCE RETURNS.

The above graph compares a $10,000 investment made in Dreyfus Variable Investment Fund, Capital Appreciation Portfolio on 4/5/93 (Inception Date) to a $10,000 investment made in the Standard & Poor's 500 Composite Stock Price Index on that date. For comparative purposes, the value of the Index on 3/31/93 is used as the beginning value on 4/5/93. All dividends and capital gain distributions are reinvested.

The Portfolio' s performance shown in the line graph takes into account all applicable fees and expenses of the Portfolio. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of overall stock market performance, which does not take into account charges, fees and other expenses. Further information relating to Portfolio performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS VARIABLE INVESTMENT FUND, CAPITAL APPRECIATION PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                                    DECEMBER 31, 1998

Common Stocks--98.2%                                                                        Shares                 Value
-------------------------------------------------------------------------------         ----------------    --------------------
                Auto Related--5.2%  DaimlerChrysler  . . . . . . . . . . . . . .                134,700           $  12,939,619

                                    Ford Motor . . . . . . . . . . . . . . . . .                250,094              14,677,391

                                    General Motors . . . . . . . . . . . . . . .                100,000               7,156,250

                                                                                                                  _____________

                                                                                                                     34,773,260

                                                                                                                  _____________

                     Banking--5.7%  BankAmerica  . . . . . . . . . . . . . . . .                162,108               9,746,743

                                    Chase Manhattan  . . . . . . . . . . . . . .                200,000              13,612,500

                                    Keycorp  . . . . . . . . . . . . . . . . . .                  3,600                 115,200

                                    SunTrust Banks . . . . . . . . . . . . . . .                200,000              15,300,000

                                                                                                                  _____________

                                                                                                                     38,774,443

                                                                                                                _____________

             Basic Materials--1.0%  Dow Chemical . . . . . . . . . . . . . . . .                 10,000                 909,375

                                    dupont (E.I.) de Nemours . . . . . . . . . .                100,000               5,306,250

                                    Rohm & Hass  . . . . . . . . . . . . . . . .                  9,000                 271,125

                                                                                                                _____________

                                                                                                                      6,486,750

                                                                                                                _____________

               Capital Goods--7.8%  AlliedSignal . . . . . . . . . . . . . . . .                165,000               7,311,562

                                    Boeing . . . . . . . . . . . . . . . . . . .                 85,000               2,773,125

                                    Caterpillar  . . . . . . . . . . . . . . . .                 60,000               2,760,000

                                    Emerson Electric . . . . . . . . . . . . . .                 95,000               5,943,438

                                    General Electric . . . . . . . . . . . . . .                210,000              21,433,125

                                    Minnesota Mining & Manufacturing . . . . . .                 20,000               1,422,500

                                    Philips Electronics  . . . . . . . . . . . .                 20,000               1,353,750

                                    Rockwell International . . . . . . . . . . .                200,000               9,712,500

                                                                                                                _____________

                                                                                                                     52,710,000

                                                                                                                _____________

              Communications--6.1%  Bell Atlantic  . . . . . . . . . . . . . . .                175,000               9,275,000

                                    BellSouth  . . . . . . . . . . . . . . . . .                270,000              13,466,250

                                    SBC Communications . . . . . . . . . . . . .                345,144              18,508,347

                                                                                                                  _____________

                                                                                                                     41,249,597

                                                                                                                  _____________

                   Computers--7.0%  Cisco Systems  . . . . . . . . . . . . . . .             140,000(a)              12,993,750

                                    Compaq Computer  . . . . . . . . . . . . . .                140,000               5,871,250

                                    Hewlett-Packard  . . . . . . . . . . . . . .                150,000              10,246,875

                                    Microsoft  . . . . . . . . . . . . . . . . .             130,000(a)              18,029,375

                                                                                                                  _____________

                                                                                                                     47,141,250

                                                                                                                  _____________

                 Electronics--4.5%  Intel  . . . . . . . . . . . . . . . . . . .                250,000              29,640,625

                                    Texas Instruments  . . . . . . . . . . . . .                  6,400                 547,600

                                                                                                                  _____________

                                                                                                                     30,188,225

                                                                                                                  _____________

                      Energy--6.5%  British Petroleum, A.D.S.  . . . . . . . . .                130,000              12,350,000

                                    Chevron  . . . . . . . . . . . . . . . . . .                 80,000               6,635,000

                                    Exxon  . . . . . . . . . . . . . . . . . . .                170,050              12,434,906

                                    Mobil  . . . . . . . . . . . . . . . . . . .                110,050               9,588,106

                                    Royal Dutch Petroleum  . . . . . . . . . . .                 52,000               2,489,500

                                                                                                                  _____________

                                                                                                                     43,497,512

                                                                                                                  _____________

DREYFUS VARIABLE INVESTMENT FUND, CAPITAL APPRECIATION PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                        DECEMBER 31, 1998

Common Stocks (continued)                                                                    Shares                 Value
-------------------------------------------------------------------------------         ----------------    --------------------

       Finance Miscellaneous--6.0%  American General . . . . . . . . . . . . . .                 35,000          $    2,730,000

                                    Associates First Capital, Cl. A  . . . . . .                270,882              11,478,625

                                    Federal National Mortgage Association  . . .                250,000              18,500,000

                                    Hertz, Cl. A . . . . . . . . . . . . . . . .                 35,000               1,596,875

                                    Merrill Lynch  . . . . . . . . . . . . . . .                 90,000               6,007,500

                                                                                                                  _____________

                                                                                                                     40,313,000

                                                                                                                  _____________

    Food, Beverage & Tobacco--9.5%  Anheuser-Busch Cos.  . . . . . . . . . . . .                 16,000               1,050,000

                                    Coca-Cola  . . . . . . . . . . . . . . . . .                345,000              23,071,875

                                    Kellogg  . . . . . . . . . . . . . . . . . .                 30,000               1,023,750

                                    Nestle, A.D.R. . . . . . . . . . . . . . . .                 35,000               3,438,750

                                    PepsiCo  . . . . . . . . . . . . . . . . . .                220,000               9,006,250

                                    Philip Morris Cos. . . . . . . . . . . . . .                460,000              24,610,000

                                    Sara Lee . . . . . . . . . . . . . . . . . .                  5,000                 140,937

                                    Seagram  . . . . . . . . . . . . . . . . . .                 45,000               1,710,000

                                    Unilever, N.V. . . . . . . . . . . . . . . .                  2,000                 165,875

                                                                                                                  _____________

                                                                                                                     64,217,437

                                                                                                                  _____________

                Food & Drugs--2.0%  Walgreen . . . . . . . . . . . . . . . . . .                235,000              13,762,188

                                                                                                                  _____________

                Health Care--19.0%  Abbott Laboratories  . . . . . . . . . . . .                260,000              12,740,000

                                    American Home Products . . . . . . . . . . .                285,000              16,049,062

                                    Bristol-Myers-Squibb . . . . . . . . . . . .                125,000              16,726,563

                                    Johnson & Johnson  . . . . . . . . . . . . .                220,000              18,452,500

                                    Merck & Co.  . . . . . . . . . . . . . . . .                150,000              22,153,125

                                    Pfizer . . . . . . . . . . . . . . . . . . .                300,000              37,631,250

                                    Roche Holdings, A.D.R. . . . . . . . . . . .                 33,000               4,026,000

                                                                                                                  _____________

                                                                                                                    127,778,500

                                                                                                                  _____________

                   Insurance--6.4%  Berkshire Hathaway, Cl. A  . . . . . . . . .                    272(a)           19,075,000

                                    Citigroup  . . . . . . . . . . . . . . . . .                270,062              13,368,094

                                    Marsh & McLennan . . . . . . . . . . . . . .                180,000              10,518,750

                                                                                                                  _____________

                                                                                                                     42,961,844

                                                                                                                  _____________

         Media/Entertainment--2.4%  Disney (Walt)  . . . . . . . . . . . . . . .                 36,000               1,080,000

                                    Fox Entertainment Group, Cl.A  . . . . . . .                200,000               5,037,500

                                    McDonald's . . . . . . . . . . . . . . . . .                100,000               7,662,500

                                    Tricon Global Restaurants  . . . . . . . . .                 50,000(a)            2,506,250

                                                                                                                  _____________

                                                                                                                     16,286,250

                                                                                                                  _____________

               Personal Care--5.5%  Colgate-Palmolive  . . . . . . . . . . . . .                 90,000               8,358,750

                                    Estee Lauder, Cl. A  . . . . . . . . . . . .                 25,000               2,137,500

                                    Gillette . . . . . . . . . . . . . . . . . .                300,000              14,493,750

                                    Procter & Gamble . . . . . . . . . . . . . .                135,000              12,327,188

                                                                                                                  _____________


                                                                                                                     37,317,188

                                                                                                                  _____________


DREYFUS VARIABLE INVESTMENT FUND, CAPITAL APPRECIATION PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                        DECEMBER 31, 1998

Common Stocks (continued)                                                                    Shares               Value
-------------------------------------------------------------------------------         ----------------    --------------------

                  Photography--.3%  Eastman Kodak  . . . . . . . . . . . . . . .                 25,000          $    1,800,000

                                                                                                                  _____________

                   Publishing--.8%  McGraw-Hill Cos. . . . . . . . . . . . . . .                 50,000               5,093,750

                                    News Corp., A.D.S. . . . . . . . . . . . . .                  5,000                 132,188

                                                                                                                  _____________

                                                                                                                      5,225,938

                                                                                                                  _____________


                       Retail--.4%  Wal-Mart Stores  . . . . . . . . . . . . . .                 35,000               2,850,312

                                                                                                                  _____________

           Textiles & Apparel--.8%  Christian Dior . . . . . . . . . . . . . . .                 20,000               2,212,595

                                    Polo Ralph Lauren, Cl. A . . . . . . . . . .                160,000(a)            3,070,000

                                                                                                                  _____________

                                                                                                                      5,282,595

                                                                                                                  _____________

              Transportation--1.3%  Norfolk Southern . . . . . . . . . . . . . .                285,000               9,030,938

                                                                                                                  _____________

                                    TOTAL COMMON STOCKS

                                        (cost $496,176,945)  . . . . . . . . . .                                   $661,647,227

                                                                                                                  _____________


Preferred Stocks--.7%
-------------------------------------------------------

          Publishing; New Corp., A.D.S., Cum., $.40

                                      (cost $3,947,389)  . . . . . . . . . . . .                175,000          $    4,320,313

                                                                                                                  _____________

                                                                                            Principal
                Short-Term Investments--2.0%                                                 Amount
-----------------------------------------------------------------------------------       -------------
                                                                                                                               ----

              U.S. Treasury Bills:  3.97%, 1/28/1999 . . . . . . . . . . . . . .           $  2,093,000          $    2,087,119

                                    4.31%, 2/4/1999  . . . . . . . . . . . . . .              1,818,000               1,810,548

                                    4.38%, 2/18/1999 . . . . . . . . . . . . . .              1,811,000               1,801,148

                                    4.35%, 3/4/1999  . . . . . . . . . . . . . .                757,000                 751,302

                                    4.38%, 3/18/1999 . . . . . . . . . . . . . .              5,298,000               5,251,113

                                    4.44%, 3/25/1999 . . . . . . . . . . . . . .              1,513,000               1,497,859

                                    4.48%, 4/1/1999  . . . . . . . . . . . . . .                409,000                 404,542

                                                                                                                  _____________

                                    TOTAL SHORT-TERM INVESTMENTS

                                        (cost $13,600,052) . . . . . . . . . . .                                  $  13,603,631

                                                                                                                  _____________

TOTAL INVESTMENTS (cost $513,724,386). . . . . . . . . . . . . . . . . . . . . .                 100.9%            $679,571,171
                                                                                                _______           _____________


LIABILITIES, LESS CASH AND RECEIVABLES . . . . . . . . . . . . . . . . . . . . .                   (.9%)           $  (5,736,650)
                                                                                                _______           _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 100.0%            $673,834,521
                                                                                                _______           _____________

Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a)  Non-income producing.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, CAPITAL APPRECIATION PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                         DECEMBER 31, 1998

                                                                                                   Cost              Value
                                                                                              _______________   _______________
ASSETS:                    Investments in securities--See Statement of Investments . . . .       $513,724,386      $679,571,171

                           Cash  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                            1,637,433

                           Dividends receivable  . . . . . . . . . . . . . . . . . . . . .                              517,614

                           Prepaid expenses  . . . . . . . . . . . . . . . . . . . . . . .                                1,029
                                                                                                                  _____________

                                                                                                                    681,727,247
                                                                                                                  _____________

LIABILITIES:               Due to The Dreyfus Corporation and affiliates . . . . . . . . .                              411,132

                           Payable for investment securities purchased . . . . . . . . . .                            7,368,815

                           Accrued expenses  . . . . . . . . . . . . . . . . . . . . . . .                              112,779
                                                                                                                  _____________

                                                                                                                      7,892,726
                                                                                                                  _____________

NET ASSETS     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $673,834,521
                                                                                                                  _____________

REPRESENTED BY:            Paid-in capital . . . . . . . . . . . . . . . . . . . . . . . .                         $508,347,582

                           Accumulated undistributed investment income--net  . . . . . . .                               44,241

                           Accumulated net realized gain (loss) on investments . . . . . .                            (404,139)

                           Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions . . . . . . . . . . . . . . . . . . . . .                          165,846,837
                                                                                                                  _____________

NET ASSETS     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $673,834,521
                                                                                                                  _____________

SHARES OUTSTANDING

(UNLIMITED NUMBER OF $.001 PAR VALUE SHARES OF BENEFICIAL INTEREST AUTHORIZED) . . . . . .                           18,663,016

NET ASSET VALUE, offering and redemption price per share . . . . . . . . . . . . . . . . .                               $36.11

                                                                                                                        _______


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, CAPITAL APPRECIATION PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS                          YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
INCOME:                    Cash dividends (net of $81,986 foreign taxes
                              withheld at source)  . . . . . . . . . . . . . . . . . . . .      $   6,610,881

                           Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . .            467,668

                                                                                               ______________

                                 Total Income  . . . . . . . . . . . . . . . . . . . . . .                        $   7,078,549

EXPENSES:                  Investment advisory fee--Note 3(a)  . . . . . . . . . . . . . .          2,057,782

                           Sub-Investment advisory fee--Note 3(a)  . . . . . . . . . . . .          1,171,093

                           Registration fees . . . . . . . . . . . . . . . . . . . . . . .             88,962

                           Custodian fees--Note 3(a) . . . . . . . . . . . . . . . . . . .             36,548

                           Prospectus and shareholders' reports  . . . . . . . . . . . .               36,338

                           Professional fees . . . . . . . . . . . . . . . . . . . . . . .             31,766

                           Interest expense--Note 2  . . . . . . . . . . . . . . . . . . .             29,022

                           Trustees' fees and expenses--Note 3(b)  . . . . . . . . . . .                6,571

                           Shareholder servicing costs . . . . . . . . . . . . . . . . . .              4,363

                           Loan commitment fees--Note 2  . . . . . . . . . . . . . . . . .              2,724

                           Miscellaneous     . . . . . . . . . . . . . . . . . . . . . . .              3,469
                                                                                               ______________

                                 Total Expenses  . . . . . . . . . . . . . . . . . . . . .                            3,468,638
                                                                                                                 ______________

INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                            3,609,911



REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                           Net realized gain (loss) on investments . . . . . . . . . . . .    $      (401,997)

                           Net unrealized appreciation (depreciation) on investments . . .        107,310,379
                                                                                               ______________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS . . . . . . . . . . . . . . . . . .                          106,908,382
                                                                                                                 ______________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . . . . . .                           $110,518,293
                                                                                                                 ______________


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, CAPITAL APPRECIATION PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                           Year Ended           Year Ended

                                                                                       December 31, 1998    December 31, 1997
                                                                                       __________________    __________________
OPERATIONS:

  Investment income--net . . . . . . . . . . . . . . . . . . . . . . . . . . . .            $  3,609,911           $  1,888,016

  Net realized gain (loss) on investments  . . . . . . . . . . . . . . . . . . .                (401,997)               263,562

  Net unrealized appreciation (depreciation) on investments  . . . . . . . . . .             107,310,379             35,394,069

                                                                                        ________________       ________________

       Net Increase (Decrease) in Net Assets Resulting from Operations . . . . .             110,518,293             37,545,647
                                                                                        ________________       ________________


DIVIDENDS TO SHAREHOLDERS FROM:

  Investment income--net . . . . . . . . . . . . . . . . . . . . . . . . . . . .              (3,589,847)            (1,872,129)

  Net realized gain on investments . . . . . . . . . . . . . . . . . . . . . . .                (109,497)              (178,136)
                                                                                        ________________       ________________

       Total Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              (3,699,344)            (2,050,265)
                                                                                        ________________       ________________

BENEFICIAL INTEREST TRANSACTIONS:

  Net proceeds from shares sold  . . . . . . . . . . . . . . . . . . . . . . . .             437,733,992            122,238,262

  Dividends reinvested . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               3,699,344              2,050,265

  Cost of shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . .            (121,428,269)           (16,518,231)
                                                                                        ________________       ________________

       Increase (Decrease) in Net Assets from Beneficial Interest Transactions .             320,005,067            107,770,296

                                                                                        ________________       ________________

         Total Increase (Decrease) in Net Assets . . . . . . . . . . . . . . . .             426,824,016            143,265,678

NET ASSETS:

  Beginning of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             247,010,505            103,744,827

                                                                                        ________________       ________________

  End of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            $673,834,521           $247,010,505

                                                                                        ________________       ________________


UNDISTRIBUTED INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . .         $        44,241        $        24,177

                                                                                        ________________       ________________


                                                                                              Shares                 Shares
                                                                                        ________________       ________________

CAPITAL SHARE TRANSACTIONS:

  Shares sold  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              13,478,002              4,667,439

  Shares issued for dividends reinvested . . . . . . . . . . . . . . . . . . . .                 106,725                 75,244

  Shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              (3,773,542)              (610,913)

                                                                                        ________________       ________________

       Net Increase (Decrease) in Shares Outstanding . . . . . . . . . . . . . .               9,811,185              4,131,770
                                                                                        ________________       ________________

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, CAPITAL APPRECIATION PORTFOLIO
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Series' financial statements.


                                                                                      Year Ended December 31,

                                                                      ______________________________________________________

PER SHARE DATA:                                                      1998        1997          1996          1995         1994
                                                                    ______      ______         ______       ______       ______
   Net asset value, beginning of period  . . . . . . . . . .        $27.91      $21.98         $17.71       $13.44       $13.27
                                                                    ______      ______         ______       ______       ______

   Investment Operations:

   Investment income--net  . . . . . . . . . . . . . . . . .          .20           .22           .23          .23          .23

   Net realized and unrealized gain (loss)
     on investments  . . . . . . . . . . . . . . . . . . . .          8.21         5.95          4.30         4.27          .17
                                                                    ______      ______         ______       ______       ______

   Total from Investment Operations  . . . . . . . . . . . .          8.41         6.17          4.53         4.50          .40
                                                                    ______      ______         ______       ______       ______

   Distributions:

   Dividends from investment income--net . . . . . . . . . .          (.20)        (.22)         (.23)        (.23)        (.23)

   Dividends from net realized gain on investments . . . . .          (.01)        (.02)         (.03)         ---           --
                                                                    ______      ______         ______       ______       ______

   Total Distributions . . . . . . . . . . . . . . . . . . .          (.21)        (.24)         (.26)        (.23)        (.23)
                                                                    ______      ______         ______       ______       ______

   Net asset value, end of period  . . . . . . . . . . . . .        $36.11       $27.91        $21.98       $17.71       $13.44
                                                                    ______      ______         ______       ______       ______

TOTAL INVESTMENT RETURN. . . . . . . . . . . . . . . . . . .         30.22%      28.05%         25.56%       33.52%        3.04%

RATIOS/SUPPLEMENTAL DATA:

   Ratio of operating expenses to average net assets . . . ..          .80%        .80%           .84%         .85%          .25%

   Ratio of interest expense and loan commitment fees
     to average net assets . . . . . . . . . . . . . . . . .           .01%         --             --           --            --

   Ratio of net investment income
     to average net assets . . . . . . . . . . . . . . . . .           .84%        1.08%         1.46%        2.08%         2.99%

   Decrease reflected in above expense ratios
     due to undertakings by The Dreyfus Corporation  . . . .            --           --            --          .02%          .86%

   Portfolio Turnover Rate   . . . . . . . . . . . . . . . .         1.34%        1.69%         2.47%        2.81%         .12%

   Net Assets, end of period (000's Omitted)   . . . . . . .     $673,835     $247,011      $103,745      $46,930      $16,118

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, CAPITAL APPRECIATION PORTFOLIO
-----------------------------------------------------------------------------

NOTES    TO    FINANCIAL    STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

  Dreyfus Variable Investment Fund (the "Fund" ) is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end management investment company, operating as a series company currently offering thirteen series, including the Capital Appreciation Portfolio (the "Series") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Series is a diversified portfolio. The Series' investment objective is to provide long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation ("Dreyfus") serves as the Series' investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Fayez Sarofim & Co. ("Sarofim") serves as the Series' sub-investment adviser. Premier Mutual Fund Services, Inc. is the distributor of the Series' shares, which are sold without a sales charge.

  The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

  The Series' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The Series does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the Series receives net earnings credits based on available cash balances left on deposit.

DREYFUS VARIABLE INVESTMENT FUND, CAPITAL APPRECIATION PORTFOLIO
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Series not to distribute such gain.

  (E) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

  The Series has an unused capital loss carryover of approximately $395,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1998. The carryover does not include net realized securities losses from November 1, 1998 through December 31, 1998 which are treated for Federal income tax purposes, as arising in fiscal 1999. If not applied, the carryover expires in fiscal 2006.

NOTE 2--BANK LINE OF CREDIT:

  The Series participates with other Dreyfus-managed funds in a $600 million redemption credit facility (" Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Series has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Series at rates based on prevailing
market    rates    in    effect    at    the    time    of    borrowings.

  The average daily amount of borrowings outstanding during the period ended December 31, 1998 was approximately $482,500, with a related weighted average annualized interest rate of 6.01%.

NOTE 3--INVESTMENT ADVISORY FEE, SUB-INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

  (A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is based on the value of the Series' average daily net assets and is computed at the following annual rates: .55 of 1% of the first $150 million;
 .50 of 1% of the next $150 million; and .375 of 1% over $300 million. The fee is payable monthly. Pursuant to a Sub-Investment Advisory Agreement with Sarofim, the sub-investment advisory fee is based upon the value of the Series' average daily net assets and is computed at the following annual rates: .20 of 1% of the first $150 million; .25 of 1% of the next $150 million; and .375 of 1% over $300
million.    The    fee    is    payable    monthly.

  The Series compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Series. During the period ended December 31, 1998, the Series was charged $226 pursuant to the transfer agency agreement.

  The Series compensates Mellon under a custody agreement to provide custodial services for the Series. During the period ended December 31, 1998, $36,548 was charged by Mellon pursuant to the custody agreement.

  (B) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

DREYFUS VARIABLE INVESTMENT FUND, CAPITAL APPRECIATION PORTFOLIO
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4--SECURITIES TRANSACTIONS:

  The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 1998, amounted to $320,175,266 and $5,648,358, respectively.

  At December 31, 1998, accumulated net unrealized appreciation on investments was $165,846,785, consisting of $172,074,093 gross unrealized appreciation and $6,227,308 gross unrealized depreciation.

  At December 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS VARIABLE INVESTMENT FUND, CAPITAL APPRECIATION PORTFOLIO
-----------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF TRUSTEES

DREYFUS VARIABLE INVESTMENT FUND, CAPITAL APPRECIATION PORTFOLIO

  We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, Capital Appreciation Portfolio, (one of the series constituting the Dreyfus Variable Investment Fund) as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 1998 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Capital Appreciation Portfolio at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.



New York, New York

February 4, 1999

IMPORTANT TAX INFORMATION (UNAUDITED)

   For Federal tax purposes the Series hereby designates $.010 per share as a long-term capital gain distribution of the $.013 per share paid on March 31, 1998. The Series also designates 100% of the ordinary dividends paid during the fiscal year ended December 31, 1998 as qualifying for the corporate dividends received deduction.


                                   [reg.tm logo]

                                   (reg.tm)

DREYFUS VARIABLE INVESTMENT FUND,

CAPITAL APPRECIATION PORTFOLIO

200 Park Avenue

New York, NY 10166

INVESTMENT ADVISER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

SUB-INVESTMENT ADVISER

Fayez Sarofim & Co.

Two Houston Center,

Suite 2907

Houston, TX 77010

CUSTODIAN

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940






Printed in U.S.A.                                             112AR9812

Variable

Investment Fund,

CAPITAL APPRECIATION

PORTFOLIO

Annual Report

December 31, 1998